Common Stock Equity of Contributed Entities and Additional Paid-In Capital	12 Months Ended
Dec. 31, 2015
Stockholders Equity Note [Abstract]
Common Stock Equity of Contributed Entities and Additional Paid-In Capital
9.	Common Stock Equity of Contributed Entities and Additional Paid-In Capital:

The Company’s authorized common and preferred stock consists of 450,000,000 common shares and 50,000,000 preferred shares with a par value of USD 0.001 per share, out of which 10,000,000 common shares were issued to Maritime Investors upon formation of Pyxis.

In connection with the Merger and as provided in the Agreement and Plan of Merger, the Company further issued: i) to Maritime Investors, 7,002,445 common “true-up” shares following the transfer of the shares of the vessel-owning companies to Pyxis and ii) to LS shareholders and Maxim Group LLC (Pyxis’ financial advisor), 931,761 and 310,465 common shares, respectively. In connection with the closing of the Merger, each post-split common share of LS was cancelled and was exchanged for the right to receive 1.0667 shares of Pyxis common stock.

The amounts shown in the accompanying consolidated balance sheets as Additional paid-in capital represent contributions made by the stockholders at various dates to finance vessel acquisitions in excess of the amounts of bank loans obtained and advances for working capital purposes, net of subsequent distributions primarily from re-imbursement of certain payments to shipyards in respect to the construction of new-built vessels.

The capital contributions for 2013 of $22,247 consist of $5,550 representing the fourth installment payment for the construction of the Pyxis Theta, $6,440 representing the first and second installment payments for the construction of the Pyxis Epsilon (Note 5) and $10,257 relating to the early repayment of the outstanding principal under the loan discussed in Note 8(c) above.

The capital contributions for 2014 of $18,824 consist of $6,424 representing the third and fourth installment payments for the construction of the Pyxis Epsilon (Note 5) and of $12,400 representing amounts due to Maritime which Holdings undertook the obligation to pay.

In addition, paid-in capital includes transaction costs relating to the Merger of $3,080, comprising: i) the fees charged by Pyxis’ legal advisors, consultants and auditors, totaling to $820, ii) $625 representing the cash consideration to LS shareholders upon execution of the Merger and miscellaneous transactional costs and iii) an aggregate $1,635 fee due to Maxim Group LLC, of which $300 was paid in cash and $1,335 was compensated through the issuance of restricted stock (i.e., 310,465 Pyxis’ common shares) at the date of the Merger and accounted for as transaction cost. The aforementioned transaction costs totaling to $1,745 payable in cash were recognized in equity.

On October 28, 2015, the Company’s Board of Directors approved an equity incentive plan (the “EIP”), providing for the granting of share-based awards to directors, officers and employees of the Company and its affiliates and to its consultants and service providers. The maximum aggregate number of shares of common stock of the Company, that may be delivered pursuant to awards granted under the EIP, shall be equal to 15% of the then issued and outstanding number of shares of common stock. On the same date the Company’s Board of Directors approved the issuance of 33,222 restricted shares of the Company’s common stock to certain of its officers. As of December 31, 2015, all such shares had vested and none were issued. The respective stock compensation recognized in the consolidated statement of comprehensive income under General and administrative expenses for the year ended December 31, 2015, amounted to $143.

Stockholder’s re-imbursements/distributions for the years ended December 31, 2013, 2014 and 2015 amounted to $13,457, $nil and $1,248 respectively.